SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 10, 2001

Date of report (Date of earliest event reported)

PROVELL, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	1-19902	41-1551116

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Carlson Parkway, Suite 201 Minneapolis, Minnesota	55305

(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (952) 258-2000

(Registrant’s Telephone Number, Including Area Code)

Item 5.   Other Events.

              On September 10, 2001, Provell, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference, announcing the resignation of Kim Mageau as senior vice president and chief financial officer of the Company.

Item 7.   Financial Statements and Exhibits.

             (c)         Exhibits

                           99         Press Release dated September 10, 2001.

SIGNATURES

             Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 12, 2001

PROVELL, INC.
(Registrant)

		By	/s/ George S. Richards

George S. Richards
Chairman, Chief Executive Officer and President